Provisions for liabilities and charges	6 Months Ended
Jun. 30, 2019
Provisions for liabilities and charges
Provisions for liabilities and charges

17.        Provisions for liabilities and charges

	Provisions	Payment	Other
	for	Protection	regulatory
	commitments	Insurance	provisions	Other	Total
	£m	£m	£m	£m	£m

Balance at 31 December 2018	193	1,524	861	969	3,547
Adjustment on implementation of IFRS 16	—	—	—	(97)	(97)
Exchange and other adjustments	(1)	32	—	1	32
Provisions applied	—	(992)	(412)	(204)	(1,608)
Charge for the period	(19)	650	143	210	984
At 30 June 2019	173	1,214	592	879	2,858

Payment protection insurance (excluding MBNA)

The Group increased the provision for PPI costs by a further £650 million in the half-year to 30 June 2019, of which £550 million was in the second quarter, bringing the total amount provided to £20,075 million.

The charge in the second quarter is largely driven by the significant increase in PPI information requests (PIRs) which is likely to lead to higher total complaints and associated administration costs. The Group has historically received around 70,000 PIRs per week, of which around 9,000 converted into a complaint. Through the second quarter, the number of PIRs received increased to around 150,000 per week and in recent weeks around 190,000 per week and the Group has assumed that PIRs remain at this elevated level until the industry deadline at the end of August 2019. At the same time, the quality of PIRs has deteriorated and the Group expects this to continue. While PIR and complaint volumes remain uncertain, the impact of these additional volumes is expected to generate around 200,000 extra complaints,  increasing the total expected complaint volumes from 5.6 million to 5.8 million.

At 30 June 2019, a provision of £1,083 million remained unutilised relating to complaints and associated administration costs. Total cash payments were £896 million during the six months to 30 June 2019.

Sensitivities

The Group estimates that it has sold approximately 16 million PPI policies since 2000. These include policies that were not mis-sold and those that have been successfully claimed upon. Since the commencement of the PPI redress programme in 2011 the Group estimates that it has contacted, settled or provided for approximately 54 per cent of the policies sold since 2000.

The total amount provided for PPI represents the Group’s best estimate of the likely future cost. A number of risks and uncertainties remain including with respect to future complaint volumes, however the potential impact of these risks has reduced due to the proximity of the industry deadline. The cost could differ from the Group’s estimates and the assumptions underpinning them, and could result in a further provision being required. These may also be impacted by any further regulatory changes, the final stage of the UK Financial Conduct Authority (FCA) media campaign and Claims Management Company and customer activity, and potential additional remediation arising from the continuous improvement of the Group’s operational practices.

Deloitte LLP has been appointed to assist the Official Receiver with the submission of PPI queries to providers to establish whether any mis-sold PPI redress is due to creditors of bankrupts’ estates. The Group has not made any provision in relation to this matter, which will remain under review.

For every additional 1,000 reactive complaints per week from July 2019 through to the industry deadline of the end of August 2019, the Group would expect an additional charge of approximately £20 million.

Payment protection insurance (MBNA)

As announced in December 2016, the Group’s exposure is capped at £240 million, which is already provided for, through an indemnity received from Bank of America. MBNA increased its PPI provision by £32 million in the half-year to 30 June 2019 but the Group’s exposure continues to remain capped at £240 million under the arrangement with Bank of America, notwithstanding this increase by MBNA.

Other provisions for legal actions and regulatory matters

In the course of its business, the Group is engaged in discussions with the PRA, FCA and other UK and overseas regulators and other governmental authorities on a range of matters. The Group also receives complaints in connection with its past conduct and claims brought by or on behalf of current and former employees, customers, investors and other third parties and is subject to legal proceedings and other legal actions. Where significant, provisions are held against the costs expected to be incurred in relation to these matters and matters arising from related internal reviews. During the six months to 30 June 2019 the Group charged a further £143 million in respect of legal actions and other regulatory matters, and the unutilised balance at 30 June 2019 was £592 million (31 December 2018: £861 million). The most significant items are as follows.

Arrears handling related activities

The Group has provided an additional £55 million in the half-year to 30 June 2019 for the costs of identifying and rectifying certain arrears management fees and activities, taking the total provided to date to £848 million. The Group has put in place a number of actions to improve its handling of customers in these areas and has made good progress in reimbursing arrears fees to impacted customers.

Packaged bank accounts

The Group had provided a total of £795 million up to 31 December 2018 in respect of complaints relating to alleged mis-selling of packaged bank accounts, with no further amounts provided during the six months to 30 June 2019. A number of risks and uncertainties remain particularly with respect to future volumes.

Customer claims in relation to insurance branch business in Germany

The Group continues to receive claims in Germany from customers relating to policies issued by Clerical Medical Investment Group Limited (subsequently renamed Scottish Widows Limited), with smaller numbers received from customers in Austria and Italy. The industry-wide issue regarding notification of contractual 'cooling off' periods continued to lead to an increasing number of claims in 2016 and 2017 levelling out in 2018 and into 2019. Up to 31 December 2018 the Group had provided a total of £639 million, with no further amounts provided in 2019. The validity of the claims facing the Group depends upon the facts and circumstances in respect of each claim. As a result the ultimate financial effect, which could be significantly different from the current provision, will be known only once all relevant claims have been resolved.

HBOS Reading – customer review

The Group has now completed its compensation assessment for all 71 business customers within the customer review, with more than 98 per cent of these offers to individuals accepted. In total, more than £98 million has been offered of which £84 million has so far been accepted, in addition to £9 million for ex-gratia payments and £6 million for the re-imbursements of legal fees.

The review follows the conclusion of a criminal trial in which a number of individuals, including two former HBOS employees, were convicted of conspiracy to corrupt, fraudulent trading and associated money laundering offences which occurred prior to the acquisition of HBOS by the Group in 2009. The Group provided a further £15 million in the year ended 31 December 2018 for customer settlements, raising the total amount provided to £115 million and is now nearing the end of the process of paying compensation to the victims of the fraud, including ex-gratia payments and re-imbursements of legal fees.